7
                            STOCK PURCHASE AGREEMENT

THIS AGREEMENT, by and between GUEST eMARKETING, INC. an Oklahoma corporation (hereinafter referred to as "GeM"), and BANNER
                              ---------------------
HOLDING CORP., a Florida corporation (hereinafter referred to as "BANNER").
         WHEREAS, GeM desires to purchase 100 percent of the issued and outstanding shares of BANNER HOLDING CORP., a Florida corporation (hereinafter referred to as "BANNER"); AND
         WHEREAS, John M. O'Keefe and Vicki J. Lavache own all of the issued and outstanding shares of BANNER and are willing to sell 100 percent of those shares to GeM under the terms and conditions as hereinafter set forth in this Stock Purchase Agreement;
         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed by and between the parties to this Stock Purchase Agreement as follows:
1.       ACKNOWLEDGEMENT OF OWNERSHIP
              John M. O'Keefe "O'KEEFE" hereby acknowledges that he is the owner of 1,650,000 shares of voting common shares of stock of BANNER and that he owns no other shares of stock of BANNER of any type or classification whatsoever. Vicki J. Lavache "LAVACHE" hereby acknowledges that she is the owner of 1,350,000 shares of voting common share of stock of BANNER and that she owns no other shares of Stock of BANNER of any type or classification whatsoever.
2.       AGREEMENT TO PURCHASE AND SELL
            At and upon the closing date (as hereinafter set forth) GeM agrees to purchase three million shares of stock of BANNER as set forth in Paragraph 1 above: 1,650,000 shares from O'KEEFE and 1,350,000 from LAVACHE and O'KEEFE AND LAVACHE agree to sell the said shares to GeM.
3.       PURCHASE PRICE OF SHARES
            At and upon the closing date GeM shall purchase and O'KEEFE and LAVACHE shall sell, 100 percent of the shares of BANNER owned by O'KEEFE and LAVACHE by issuing to Gem the three million shares of voting common stock of BANNER for the sum of $60,000.
            Upon closing O'KEEFE and LAVACHE shall deliver to GeM the appropriate share certificates representing the purchased shares of BANNER, which share certificates shall be duly endorsed for transfer or accompanied by duly signed Powers of Attorney for transfer in blank.
4.       REPRESENTATIONS AND WARRANTIES BY MERIT
              O'KEEFE and LAVACHE represent and warrant to GeM as follows and they acknowledge that GeM is relying upon such representations and warranties in connection with its purchase of the shares of BANNER from the said parties:
(1) BANNER HOLDING CORP. is a corporation in good standing under the laws of the state of Florida and it has all powers, licenses, permits and other rights to which it is entitled and it is not in arrears in filing any tax, informa-tional, or other returns required to be filed by it.

(2) BANNER HOLDING CORP. is properly registered with the Securities and Exchange Commission and is in full compliance with all laws and regulations under the Securities Act.

(3) There are no outstanding agreements, options, warrants, rights of conversion or other rights pursuant to which BANNER is or may become obligated to issue any shares.

(4) O'KEEFE and LAVACHE are the owners of the shares as identified in Paragraph 1 of this Agreement and those shares are fully paid and non-assessable and the said shares are free and clear from all liens and encumbrances of any type whatsoever and the said parties have good and lawful authority to convey them pursuant to this Stock Purchase Agreement.

(5) There are no issued and outstanding shares of any type of classification whatsoever with the exception of the shares issued to O'KEEFE and LAVACHE as identified in the Stock Purchase Agreement.

(6) Since June 30, 2003, BANNER has not entered into any contract, commitment or transaction other than in the ordinary course of business and since that date there has not been:

a. any material adverse change in the assets, business, financial conditions or properties of BANNER's business;

b. any damage, destruction or loss, whether covered by insurance or not, materially adversely affecting the assets, business, financial condition or properties of BANNER;

c. any loans or advances made to any of BANNER's directors, officers or employees or persons or companies;

d. any incurrence of any extraordinary losses or waiver of any rights of substantial value relating to BANNER or the making of any gift or commitment therefore other than donations made in the ordinary and usual course;

e. any change in accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or credit policies) by BANNER;

f. any incurrence of any obligation or liability, absolute or contingent, except current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business;

g. any other event or condition of any character pertaining to and materially and adversely affecting the assets, business, financial condition or properties of BANNER.

                  (7) There is no suit, action, proceeding or claim in investigation pending or threatened against or involving BANNER or its business and undertaking.

(8) BANNER has passed an appropriate Resolution of the Board of Directors authorizing the transfer of stock by O'KEEFE and LAVACHE to GeM in accordance with the Stock Purchase Agreement.

(9) BANNER has made available for inspection by GeM the minute book of BANNER, a listing of all bank accounts held by BANNER, the most recent financial statements made on behalf of BANNER and any other documentation requested by GeM.

         5. REPRESENTATIONS AND WARRANTIES BY GUEST eMARKETING,
            INC.

               GeM represents and warrants to BANNER as follows and acknowledges that each of the said parties is relying upon such representation and warranties:
(1) GeM is a company duly incorporated under the laws of the state of Oklahoma, is a company in good standing, and has full corporate power to purchase and own the purchased shares as contemplated under this Stock Purchase Agreement and to enter into, execute and deliver this Agreement.

(2) GeM has had the purchase of these shares approved by its Board of Directors and a certification of this approval is attached hereto.

(3) The Stock Purchase Agreement is a valid, binding and enforceable obligation of the Purchaser.

6.                    CORPORATE ACTION AND RESIGNATIONS
            On or before the closing date, BANNER shall cause all necessary corporate action to be taken for the purpose of approving the transfer of the shares to be transferred to GeM and, if requested by GeM to cause the directors and officers of BANNER to resign and to cause nominees of GeM to be elected or appointed directors of BANNER in their place.

7.       CLOSING
            The closing date shall be the date of this Agreement and the transactions outlined in Items 3 and 4 above shall be considered consummated and effective as of November 3, 2003.

8.       ENTIRE AGREEMENT

            This Stock Purchase Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein. No amendment, waiver or termination of this Stock Purchase Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Stock Purchase Agreement shall be deemed or shall constitute a waiver of any other provision nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

9.

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         GOVERNING LAW
            This Stock Purchase Agreement shall be governed in all respects and shall be construed with and in accordance with the laws of the State of Florida.

                             Guest eMarketing, Inc.

         Date: October 24, 2003                          By /s/ John Higgins

                                                  Its Chief Executive Officer

         ATTEST:

         /s/ Robert Higgins (Seal)
         Secretary



         Date: October 24, 2003     BANNER HOLDING CORP.

                               By /s/ John O'Keefe
                                    Its President


         Attest:


         /s/ Vicki J. Lavache (Seal)
         --------------------
         Secretary



         Date: October 24, 2003     Shareholder


                            /s/ John M. O'Keefe, Sr.
                              John M. O'Keefe, Sr.


         Date: October 24, 2003     Shareholder


                              /s/ Vicki J. Lavache
                                                      Vicki J. Lavache